UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): September 14, 2007

HearUSA, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11655	22-2748248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1250 Northpoint Parkway
West Palm Beach, Florida	33407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(561) 478-8770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Form of Nonqualified Option Grant Agreement under 2007 Incentive Compensation Plan. Attached as Exhibit 10.1 is the form of Nonqualified Option Grant Agreement to be used by HearUSA, Inc. (the “Company”) in connection with nonqualified option grants under the stockholder-approved HearUSA 2007 Incentive Compensation Plan.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	Form of Nonqualified Option Grant Agreement (2007 Incentive Compensation Plan)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HearUSA, Inc. (Registrant)

Date: September 18, 2007	By:	/s/ Stephen J. Hansbrough
Name: Stephen J. Hansbrough
Title: President & Chief Executive Officer